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                                                                      Exhibit 24


                              POWER OF ATTORNEY

        KNOW ALL MEN BY THESE PRESENTS, that V.F. Corporation and the undersigned directors and officers of V.F. Corporation do hereby constitute and appoint G. G. Johnson, L. M. Tarnoski and R. K. Shearer, and each of them, true and lawful attorneys-in-fact of the undersigned to execute on their behalf the Annual Report of V.F. Corporation on Form 10-K (including any amendments thereof) of the Securities and Exchange Commission for the fiscal year of V.F. Corporation ended December 31, 1994.

        IN WITNESS WHEREOF, each of the undersigned has duly executed this Power of Attorney this 14th day of February, 1995.

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ATTEST:                               V. F. CORPORATION
/s/ L. M. Tarnoski                    By: /s/ L. R. Pugh
----------------------------------       ------------------------------------
L. M. Tarnoski                           L. R. Pugh
Secretary                                Chairman of the Board and
                                         Chief Executive Officer

Principal Executive Officer:          Principal Financial Officer:

/s/ L. R. Pugh                        /s/ G. G. Johnson
----------------------------------    ---------------------------------------
L. R. Pugh, Chairman of the Board,    G. G. Johnson, Vice President-Finance and
Chief Executive Officer               Chief Financial Officer
 and Director

Principal Accounting Officer:

/s/ R. K. Shearer                     /s/ Robert D. Buzzell
----------------------------------    ---------------------------------------
R. K. Shearer, Vice President -       Robert D. Buzzell, Director
  Controller

/s/ Edward E. Crutchfield, Jr.        /s/ Ursula F. Fairbairn
----------------------------------    ---------------------------------------
Edward E. Crutchfield, Jr.,           Ursula F. Fairbairn, Director
  Director

/s/ Barbara S. Feigin                 /s/ Roger S. Hillas
----------------------------------    ---------------------------------------
Barbara S. Feigin, Director           Roger S. Hillas, Director

/s/ Leon C. Holt, Jr.                 /s/ Robert J. Hurst
----------------------------------    ---------------------------------------
Leon C. Holt, Jr., Director           Robert J. Hurst, Director

/s/ J. Berkley Ingram, Jr.            /s/ R. F. Longbine
----------------------------------    ---------------------------------------
J. Berkley Ingram, Jr., Director      R. F. Longbine, Director

/s/ Mackey J. McDonald                /s/ William E. Pike
----------------------------------    ---------------------------------------
Mackey J. McDonald, Director          William E. Pike, Director

/s/ M. Rust Sharp                     /s/ L. D. Walker
----------------------------------    ---------------------------------------
M. Rust Sharp, Director               L. D. Walker, Director
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